                                                                      Exhibit 24

                                POWER OF ATTORNEY

                       Form S-3 Registration Statement for
                         Registration of Debt Securities

       Each person whose signature appears below hereby constitutes and appoints Donald E. Graham, Alan G. Spoon, John B. Morse, Jr. and Diana M. Daniels, and each acting alone, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 under the Securities Act of 1933 for registration of up to $400 million principal amount of debt securities of the Company, and to sign any and all amendments or supplements to such Registration Statement, whether pre-effective or post-effective and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to such Registration Statement or any amendments or supplements hereto in the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or their substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


Dated: 12/11/98         /s/Donald E. Graham           Chairman and Chief
       --------         -------------------------     Executive Officer
                             Donald E. Graham         (Principal Executive
                                                      Officer) and Director


Dated: 12/11/98         /s/Alan G. Spoon              President, Chief
       --------         -------------------------     Operating Officer and
                               Alan G. Spoon          Director




Dated: 12/11/98         /s/Katharine Graham           Chairman of the Executive
       --------         -------------------------     Committee of the Board
                             Katharine Graham         and Director



Dated: 12/11/98         /s/John B. Morse, Jr.         Vice President-Finance
       --------         ------------------------      (Principal Financial and
                            John B. Morse, Jr.        Accounting Officer)



Dated: 12/11/98         /s/Warren E. Buffett          Director
       --------         -----------------------
                             Warren E. Buffett


Dated: 12/11/98         /s/Daniel B. Burke            Director
       --------         -----------------------
                              Daniel B. Burke

                                                                               2

Dated: 12/11/98         /s/James B. Burke             Director
       --------         ---------------------------
                               James B. Burke


Dated: 12/11/98         /s/Martin Cohen               Director
       --------         ---------------------------
                                Martin Cohen


Dated: 12/10/98         /s/George J. Gillespie III    Director
       --------         ---------------------------
                          George J. Gillespie III


Dated: 12/11/98         /s/Ralph E. Gomory            Director
       --------         ---------------------------
                               Ralph E. Gomory


Dated: 12/11/98         /s/Donald R. Keough           Director
       --------         ---------------------------
                              Donald R. Keough


Dated: 12/16/98         /s/Barbara Scott Preiskel     Director
       --------         ---------------------------
                          Barbara Scott Preiskel


Dated: 12/11/98         /s/William J. Ruane           Director
       --------         ---------------------------
                             William J. Ruane


Dated: 12/11/98         /s/Richard D. Simmons         Director
       --------         ---------------------------
                            Richard D. Simmons


Dated: 12/11/98         /s/George W. Wilson           Director
       --------         ---------------------------
                              George W. Wilson